                                                                    Exhibit 10.8

                            INTERMEDIARY AGREEMENT

  This Intermediary Agreement (the "Agreement"), made as of the _____day of ______, 2000, among AT&T Wireless PCS, LLC, a Delaware limited liability company ("AT&T"), TeleCorp PCS, Inc., a Delaware corporation ("TeleCorp"), TeleCorp PCS, LLC, a Delaware limited liability company ("TeleCorp LLC"), TeleCorp Holding Corp, Inc., a Delaware corporation ("TeleCorp Holding"), TeleCorp Communications, Inc., a Delaware corporation ("TeleCorp Communications"), TeleCorp Equipment Leasing, L.P., a Delaware limited partnership ("TeleCorp Equipment"), TeleCorp Realty, LLC, a Delaware limited liability company ("TeleCorp Realty") (TeleCorp, TeleCorp LLC, TeleCorp Holding, TeleCorp Communications, TeleCorp Equipment, and TeleCorp Realty hereinafter collectively, the "TeleCorp Affiliates") and _______________________________, a _______________________________ ("Intermediary"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Asset Exchange Agreement (the "Asset Exchange Agreement") among AT&T and the TeleCorp Affiliates, dated as of February 28, 2000.

                                  WITNESSETH:

WHEREAS, AT&T and the TeleCorp Affiliates have entered into the Asset Exchange Agreement and this form of Agreement is an Exhibit to the Asset Exchange Agreement;

WHEREAS, pursuant to the Asset Exchange Agreement, AT&T desires to exchange the AT&T Assets for the Boston Licenses and the TeleCorp Affiliates desire to exchange the Boston Licenses for the AT&T Assets;

WHEREAS, in connection with the exchange of the Boston Licenses for the AT&T Assets, certain payments of Cash Consideration are required, and certain deliveries of Stock Consideration may be required, and in connection with the transfer of the Boston Business, an Asset Payment is required;

WHEREAS, AT&T and the TeleCorp Affiliates wish to retain the Intermediary for purposes of:

  (i) consummating the transactions contemplated by each of the Acquisition Agreements in accordance with the provisions of each such agreement;

  (ii) delivering to each of the counterparties to each of the Acquisition Agreements that portion of the Cash Consideration as is allocable to the purchase price required to be paid under the Acquisition Agreements and such instruments, certificates, opinions and other agreements as may be required pursuant to the terms of each of the Acquisition Agreements to consummate the transactions contemplated by each of such agreements;

  (iii) directing that such counterparties deliver any and all rights to, and/or assign, as applicable, all of the Polycell Licenses and the ABC Licenses and execute and deliver such instruments, certificates, opinions and other agreements as may be required pursuant to the terms of each of the Acquisition Agreements to consummate the transactions contemplated by each of the Acquisition Agreements to TeleCorp or another Designated TeleCorp Affiliate as applicable;

  (iv) delivering to Polycell Communications, Inc. the required Stock Consideration, if any;

  (v)   delivering the TeleCorp Assignments to AT&T, as applicable; and

  (vi) delivering the AT&T Assignments and Asset Payment to the Designated TeleCorp Affiliates, as applicable.

WHEREAS, TeleCorp will act as agent for the TeleCorp Affiliates for purposes of effecting the transactions contemplated hereunder; and

WHEREAS, it is the intention of the parties that (i) the Intermediary constitute a "qualified intermediary" within the meaning of U.S. Treasury Regulations ("Regulations") section 1.1031(k)-1(g)(4)(iii), (ii) the transactions contemplated by this Agreement qualify for the safe harbor provided in Regulations section 1.1031(k)-1(g)(4), and (iii) the exchange of the AT&T Assets for the Boston Licenses by AT&T on the one hand and the TeleCorp Affiliates on the other, as specified in Schedule 1.3 of the Asset Exchange Agreement attached herewith as Attachment A, shall to the greatest extent possible, qualify as an exchange within the meaning of section 1031 of the Code and the Regulations issued thereunder, and that this Agreement be so construed.

NOW, THEREFORE, in consideration of the mutual promises herein contained, AT&T, the TeleCorp Affiliates, and Intermediary agree as follows:

                                     FIRST

  A. On the Closing Date, AT&T shall (i) execute and deliver to the Intermediary (A) assignments of the rights to direct the transfer to TeleCorp Holding of (I) all rights to the AT&T Acquired Assets and (II) the other rights and obligations of the Polycell Buyer and AT&T under the Polycell Acquisition Agreement and the ABC Acquisition Agreement, respectively, (B) license assignments to TeleCorp LLC of all of AT&T's rights to the AT&T Owned Assets,
(ii) deliver or cause to be delivered to the Intermediary the Cash Consideration and the Asset Payment, and (iii) direct the Intermediary to take all actions necessary to (A) consummate all of the transactions contemplated by the Acquisition Agreements, including without limitation payment of the Cash Consideration and the Stock Consideration, if any, to the respective recipients thereof, (B) cause the AT&T Acquired Assets to be transferred to TeleCorp Holding, (C) assign and transfer to TeleCorp all other rights and obligations under the Acquisition Agreements, (D) cause the AT&T Owned Assets to be transferred to TeleCorp LLC and (E) pay the Asset Payment to the Designated TeleCorp Affiliates.

  B. The TeleCorp Affiliates shall (i) execute and deliver, or cause to be executed and delivered, to the Intermediary a bill of sale and an assignment and assumption agreement of all of its and any other Designated TeleCorp Affiliate's rights to the TeleCorp Assets, (ii) deliver the Stock Consideration, if any, and
(iii) direct the Intermediary to cause all rights to the TeleCorp Assets to be transferred, as applicable, to AT&T.

  C. The parties hereto intend that the Intermediary shall be considered to have "acquired" the AT&T Assets and the TeleCorp Assets, consistent with Regulations section 1.1031(k)-1(g)(4), through the assignment of rights as provided in this Article FIRST, and this Article FIRST shall be so construed.

                                    SECOND

  A. On the Closing Date or on the first practicable date thereafter that is no later than the earlier of (1) 180 days after the Closing Date, and (2) the first due date of the federal income tax return of any TeleCorp Affiliate for the year in which the Closing Date occurs, determined with regard to extensions, Intermediary shall deliver to the TeleCorp Affiliates specified in Attachment A the AT&T Assets, and to TeleCorp the Asset Payment pursuant to the Asset Exchange Agreement, together with any interest thereon, provided, however, that any such interest shall not be delivered prior to the receipt by the TeleCorp Affiliate of all of the AT&T Assets.

  B. On the Closing Date or on the first practicable date thereafter that is no later than the earlier of (1) 180 days after the Closing Date and (2) the due date of the federal income tax return of AT&T for the year in which the Closing Date occurs, determined with regard to extensions, Intermediary shall deliver the TeleCorp Assets to AT&T as specified in Attachment A and deliver the required Stock Consideration (if any) to Polycell Communications Inc. pursuant to section 2.2(f) of the Asset Exchange Agreement.

  C. On the Closing Date or on the first practicable date thereafter that is no later than the earlier of (1) 180 days after the Closing Date, and (2) the first due date of the federal income tax return of any TeleCorp Affiliate for the year in which the Closing Date occurs, determined with regard to extensions, Intermediary shall deliver the Cash Consideration to the counterparties to the Acquisition Agreements as attached to the Asset Exchange Agreement and shall execute and deliver all documents necessary to consummate each of the Acquisition Agreements.

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  D.  Intermediary shall use its best efforts to effect the transactions, within the time periods, contemplated by this Article SECOND.

                                     THIRD

  A. Consummation of the transactions provided herein shall take place at the office of Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038 or at such other place as AT&T and the TeleCorp Affiliates may designate by notice to Intermediary.

                                    FOURTH

  In the event that any of the AT&T Assets or TeleCorp Assets are transferred to their respective owners subsequent to the Closing Date, the following provisions shall apply, notwithstanding any provisions of this Agreement to the contrary:

  A. The TeleCorp Affiliates have identified AT&T Assets, for the purposes of Regulations section 1.1031(k)-1(c)(2) substantially in the form of Attachment B.

      (1) In the event that AT&T is unable to deliver, or cause the delivery of, any of the Polycell Licenses and ABC Licenses within 35 days after any of TeleCorp and its Affiliates are treated as transferring any TeleCorp Asset within the meaning of Regulation section 1.1031(k)-1(b)(2)(i) (the "First Transfer Date"), then (a) within 45 days after the First Transfer Date, AT&T shall deliver, or cause to be delivered, to the Intermediary, for delivery to the Designated TeleCorp Affiliates, one of the following (chosen at AT&T's option) which delivery will constitute full and complete satisfaction of AT&T's obligations with respect to the Polycell Licenses or the ABC Licenses, as the case may be: (A) cash in an amount equal to (1) $133 times the number of POPS covered by the Polycell Licenses or the ABC Licenses, as the case may be, less
(2) the amount of the purchase price that was required to be paid pursuant to the Polycell Acquisition Agreement or the ABC Acquisition Agreement, as the case may be, and the transactions contemplated thereby; (B) an amount of Class A Common Stock of TeleCorp having a value equal to the cash payable under clause
(A) above, valued based on the average of the closing prices of such stock for the ten trading days immediately preceding the date of Closing; or (C) executed assignments in form and substance satisfactory to TeleCorp for PCS licenses held by AT&T and/or its Affiliates in the Jacksonville MTA and its surrounding BTAs (the "Replacement Assets") (chosen at AT&T's option from among the Replacement Assets) for at least an equivalent number of POPs, which shall be exchanged in accordance with Article SECOND above.

      (2) If AT&T chooses to comply with clause (C) above, TeleCorp will (A) have the right to deliver to Intermediary a signed schedule substantially in the form of Attachment B which identifies the property in clause (C) above designating such Replacement Assets as "replacement assets" within the meaning of Regulations section 1.1031(k)-l(c)(2), as well as to which entity such property is to be transferred and (B) deliver to the Intermediary, and shall cause the Intermediary to deliver to AT&T, an amount of Class A Common Stock of TeleCorp, valued as set forth in paragraph (1) above, equal to the amount of the purchase price that was required to be paid pursuant to the Polycell Acquisition Agreement or the ABC Acquisition Agreement, as the case may be, and the transactions contemplated thereby, and, if the number of POPs included in the Replacement Assets chosen exceeds the number of POPs covered by the Polycell Licenses or the ABC Licenses, as the case may be, TeleCorp will deliver to the Intermediary and shall cause the Intermediary to deliver to AT&T an additional amount of Class A Common Stock, valued as set forth in paragraph (1) above, equal to $133 times the number of such excess POPs.

      (3) AT&T shall cause the Intermediary to deliver all Replacement Assets to the appropriate TeleCorp Affiliate pursuant to Article SECOND section D above.

  B.  AT&T has identified the TeleCorp Assets, for purposes of Regulations section 1.1031(k)-1(c)(2), substantially in the form of Attachment C. In the event TeleCorp LLC is unable to deliver the TeleCorp Assets, or if the Asset Exchange Agreement terminates prior to delivery of the TeleCorp Assets, and prior to termination any TeleCorp Affiliate has acquired any of the AT&T Acquired Assets pursuant to the Asset Exchange Agreement, then promptly upon termination of the Asset Exchange Agreement, TeleCorp shall, as directed by AT&T, either (A) sell the Polycell Licenses or the ABC Licenses, as the case may be, to an entity designated by AT&T, for a purchase price and otherwise on the same terms and conditions as TeleCorp's acquisition of the Polycell Licenses or the ABC Licenses or (B) issue to AT&T an amount of Class A Common Stock of TeleCorp having a value equal to (1) $133 times the number of POPs covered by the Polycell Licenses or the ABC Licenses, as the case may be, less (2) the amount of the purchase price that was required to be paid, pursuant to the Polycell Acquisition Agreement or the ABC Acquisition Agreement, as the case may be, and the transactions contemplated thereby, such stock to be valued based on the average of the closing prices of such stock for the ten trading days immediately preceding the date of Closing.

  C. (1) On the Closing Date, Intermediary shall deposit into a segregated account with _______________ an amount equal to the Cash Consideration and Asset Payment (such deposit hereinafter referred to as the "Initial Exchange Account"). The Initial Exchange Account shall be invested and reinvested in (i) direct obligations of the United States of America, including money market funds, (ii) obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest,
(iii) commercial paper rated of the highest quality of Moody's Investors Services, Inc. or Standard and Poor's Corporation, or (iv) certificates of deposits with a maturity not greater than ___ days issued by a commercial bank or banks having at least $1,000,000,000 in assets. The Initial Exchange Account, together with accumulated income therefrom, shall constitute the "Exchange Account."

      (2) Intermediary shall be entitled to withdraw funds from the Exchange Account in order to make payments in accordance with the Asset Payment and the Cash Consideration. The amount of the Exchange Account shall be reduced by the amount of any withdrawals made by the Intermediary under this Section.

                                     FIFTH

  A. None of AT&T and the TeleCorp Affiliates shall have any rights with respect to any money or property held by Intermediary pursuant to this Agreement, except to the extent expressly provided herein, or otherwise permitted under Regulations section 1.1031(k)-1(g)(6).

  B. The TeleCorp Affiliates and AT&T shall hold Intermediary harmless from and indemnify Intermediary against, any and all claims (and expenses incurred relating thereto) made against Intermediary at any time with respect to the AT&T Assets, TeleCorp Assets, or any of the transactions contemplated by this Agreement, except for any claims and expenses relating thereto arising from Intermediary's gross negligence, bad faith or willful misconduct. This indemnity shall survive the Closing Date.

  C. The TeleCorp Affiliates hereby appoint TeleCorp as their agent for the transactions contemplated hereby.

                                     SIXTH

  Any notice, designation, consent, approval or other communication required or permitted to be given pursuant to the provisions of this agreement (referred to, collectively, as "Notice") shall, except as otherwise expressly provided herein, be given in writing and shall be sent by certified or registered mail, Federal Express or overnight courier addressed as follows:

If to AT&T:

AT&T Corp.                                          Telephone:
295 North Maple Avenue                              Telecopier: (908) 221-6618
Basking Ridge, NJ 07920

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With a copy to:

Wachtell, Lipton, Rosen & Katz                      Telephone: (212) 403-1000
51 West 52/nd/ Street                               Telecopier: (212) 403-2000
New York, NY 10019
Attention: Steven A. Rosenblum and
           Trevor S. Norwitz

Friedman Kaplan & Seiler LLP                        Telephone:
875 Third Avenue                                    Telecopier: (212) 355-6401
New York, NY 10022
Attention: Gary D. Friedman

If to the TeleCorp Affiliates:

1010 North Glebe Road                               Telephone:
Suite 800                                           Telecopier: (703) 236-
Arlington, VA 22201
Attention: Thomas H. Sullivan

With a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky and             Telephone:
Popeo, P.C.
One Financial Center                                Telecopier: (617) 542-2241
Boston, MA 02111
Attention: Alicia M.V. Wyman

Cadwalader, Wickersham & Taft
100 Maiden Lane                                     Telephone:
New York, NY 10038                                  Telecopier: (212) 504-6666
Attention: Brian Hoffman

If to Intermediary:                                 Telephone:__________________

_____________________________                       Telecopier:_________________

_____________________________

_____________________________

With a copy to:

_____________________________                       Telephone:__________________

_____________________________                       Telecopier:_________________

_____________________________

Any party may, by Notice given in accordance with the provisions of this Article, designate any further or different address to which subsequent Notices shall be sent pursuant to the provisions of this agreement. Any Notice shall be deemed to have been given on the date such Notice shall have been delivered. If such delivery shall be made on a Saturday, Sunday or holiday, said Notice shall be deemed to have been given on the next succeeding business day, except for Notices or identifications required only because of Article FOURTH.

                                    SEVENTH

  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and except as otherwise herein provided, their assigns. It is understood and agreed that all understandings and agreements, other than the Asset Exchange Agreement, heretofore had between the parties hereto are merged in this agreement, which (together with the Asset Exchange Agreement) fully and completely expresses their understanding. This Agreement may not be changed or terminated orally, but only by an instrument in writing executed by the parties hereto. This Agreement shall not be transferred or assigned without the prior written consent of the parties hereto.

                                    EIGHTH

  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                                     NINTH

  AT&T hereby certifies under penalties of perjury that it is not a "foreign person" as defined by Section 1445 of the Code and the regulations promulgated thereunder, and that it is not subject to backup withholding. AT&T hereby certifies under penalties of perjury that its United States taxpayer identification number and address is true and correct as represented in Attachment D.

  Each of the TeleCorp Affiliates hereby certify under penalties of perjury that it is not a "foreign person" as defined by section 1445 of the Code and the Regulations promulgated thereunder, and that it is not subject to backup withholding. Each of the TeleCorp Affiliates hereby certify under penalties of perjury that its United States taxpayer identification number and address is true and correct as represented in Attachment E.

                                    TENTH

  Each TeleCorp Affiliate and AT&T represents, warrants, and covenants that, and Intermediary represents, warrants and covenants that, to the best of its knowledge, Intermediary, (1) is not acting, and will not act, for or on behalf of, or as the agent of, AT&T or TeleCorp Affiliate, in any capacity, before all transactions contemplated hereunder are consummated, except as permitted under Regulations section 1.1031-1(k)(2), (2) is not and will not be related to any TeleCorp Affiliate or AT&T (or any agent thereof) within the meaning of Regulations section 1.1031(k)-1(k)(3) or (4), and (3) is not and will not otherwise be a disqualified person with respect to any TeleCorp Affiliate or AT&T within the meaning of Regulations section 1.1031(k)-1(k).

                                   ELEVENTH

  Intermediary shall receive the sum of $__________ for acting as Intermediary hereunder and for all services rendered in connection therewith.

IN WITNESS WHEREOF, the parties hereto set their hand and seals on the day and year first above written.

  AT&T Wireless PCS, LLC:
  ----------------------

  ______________________

  ______________________

  Intermediary:
  ------------

  ______________________

  ______________________

  TeleCorp PCS, Inc.:
  ------------------

  ______________________

  ______________________

  TeleCorp PCS, LLC:
  -----------------

  ______________________

  ______________________

  TeleCorp Holding Corp, Inc.:
  ---------------------------

  ______________________

  ______________________

  TeleCorp Communications, Inc.:
  -----------------------------

  ______________________

  ______________________

  TeleCorp Equipment Leasing, L.P.:
  ---------------------------------

  ______________________

  ______________________

  TeleCorp Realty, LLC:
  --------------------

  ______________________

  ______________________

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                                 ATTACHMENT A
                                 ------------
                                      TO
                                      --
                            INTERMEDIARY AGREEMENT
                            ----------------------

          [ATTACHMENT WILL MIRROR SCHEDULE 1.3 TO EXCHANGE AGREEMENT]

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                                 ATTACHMENT B
                                 ------------
                                      TO
                                      --
                            INTERMEDIARY AGREEMENT
                            ----------------------

                      IDENTIFICATION OF EXCHANGE PROPERTY


                                     Under

                  Internal Revenue Code Section 1031(a)(3)(A)


ATTN: ________                                    DATE: ________

Gentlemen:

  Reference is made to that certain Intermediary Agreement dated __________ ("the Agreement") between AT&T Wireless PCS, LLC, TeleCorp PCS, Inc., TeleCorp PCS, LLC, TeleCorp Holding Corp, Inc., TeleCorp Communications, Inc., TeleCorp Equipment Leasing, L.P., TeleCorp Realty, LLC (hereinafter collectively, the "TeleCorp Affiliates") and __________ ("Intermediary").

  In accordance with Article Fourth of the Agreement, the TeleCorp Affiliates hereby identify __________, __________ as Replacement Property under the Agreement. The legal description of the Replacement Property is attached.

  In accordance with Article Fourth of the Agreement, the TeleCorp Affiliates hereby notify Intermediary of its acceptance of the above described Replacement Property and request that Intermediary use its best efforts to acquire the Replacement Property in accordance with the provisions of the Agreement.

  Please acknowledge receipt of the letter by signing below in the space indicated, and return the original to the above address, Attn: ______________. We will then send you a fully executed copy.


                                        _______________________________________
                                        [TeleCorp Affiliates]

Receipt Acknowledged:


_____________________________

_______________ Exchange Corporation

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                                 ATTACHMENT C
                                 ------------
                                      TO
                                      --
                            INTERMEDIARY AGREEMENT
                            ----------------------

                      IDENTIFICATION OF EXCHANGE PROPERTY


                                     Under

                  Internal Revenue Code Section 1031(a)(3)(A)


ATTN: ________                                    DATE: ________

Gentlemen:

  Reference is made to that certain Intermediary Agreement dated __________ ("the Agreement") between AT&T Wireless PCS, LLC, TeleCorp PCS, Inc., TeleCorp PCS, LLC, TeleCorp Holding Corp, Inc., TeleCorp Communications, Inc., TeleCorp Equipment Leasing, L.P., TeleCorp Realty, LLC (hereinafter collectively, the "TeleCorp Affiliates") and __________ ("Intermediary").

  In accordance with Article Fourth of the Agreement, AT&T hereby identifies __________, __________ as Replacement Property under the Agreement. The legal description of the Replacement Property is attached.

  In accordance with Article Fourth of the Agreement, AT&T hereby notifies Intermediary of its acceptance of the above described Replacement Property and requests that Intermediary use its best efforts to acquire the Replacement Property in accordance with the provisions of the Agreement.

  Please acknowledge receipt of the letter by signing below in the space indicated, and return the original to the above address, Attn: ______________. We will then send you a fully executed copy.


                                             ___________________________________
                                             [AT&T]

Receipt Acknowledged:


____________________________

_______________ Exchange Corporation

                                 ATTACHMENT D
                                 ------------
                                      TO
                                      --
                            INTERMEDIARY AGREEMENT
                            ----------------------



     [CERTIFICATION BY AT&T OF TAXPAYER IDENTIFICATION NUMBER AND ADDRESS]

                                 ATTACHMENT E
                                 ------------
                                      TO
                                      --
                            INTERMEDIARY AGREEMENT
                            ----------------------



  [CERTIFICATION BY TELECORP AFFILIATES OF TAXPAYER IDENTIFICATION NUMBER AND
                                   ADDRESS]